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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report
(Date of earliest event reported):                               May 29, 2002




                             Multimedia Games, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-28318
                            (Commission File Number)

             Texas                                            74-2611034
 (State or other jurisdiction                                (IRS Employer
       of incorporation)                                  Identification No.)



   8900 Shoal Creek Blvd., Suite 300,
              Austin, Texas                                     78757
(Address of principal executive offices)                      (Zip Code)




                                 (512) 371-7100
              (Registrant's telephone number, including area code)



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Item 9.   Regulation FD Disclosure.


          Exhibit 99.1 Transcript of remarks by Gordon T. Graves when addressing the Multimedia Games, Inc. Annual Shareholders' Meeting on May 29, 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MULTIMEDIA GAMES, INC.



Dated:  May 29, 2002                  By:   /s/ Gordon T. Graves
                                            ------------------------------------
                                            Gordon T. Graves
                                            Chairman of the Board and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.
-----------

99.1 Transcript of remarks by Gordon T. Graves when addressing the annual meeting of shareholders of Multimedia Games, Inc. on May 29, 2002.




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